Subsequent Events	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent Events

14. Subsequent Events

Management of the Company has evaluated subsequent events through March 15, 2023, the date these consolidated financial statements were issued.

On March 6, 2023, we redeemed 100% of our ownership of Series A Preferred Units in Benjamin Marcus Homes, LLC, and converted the proceeds of $562 to debt under the development line of credit with the Hoskins Group.

On March 3, 2023, we redeemed 100% of the outstanding Series B Preferred Units, constituting 19.0 units, at a redemption price of $1,900. In addition, we redeemed 11.78 of the Series C Preferred Units held by our CEO and his wife, at a redemption price of $1,178.

Also, on March 6, 2023, we issued a total of 17.371.0 Class A Common Units to the existing holders of Class A Common Units as a result of additional investments totaling $1,460.